UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  April 9, 2019

Ring Energy, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-36057	90-0406406
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

901 West Wall St. 3rd Floor Midland, TX	79701
(Address of principal executive offices)	(Zip Code)

(432) 682-7464

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicated by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Securities registered pursuant to Section 12(b) of the Act

Title of each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value	REI	NYSE American

Explanatory Note

As previously disclosed in its Current Reports on Form 8-K filed with the U.S. Securities and Exchange Commission on February 28, 2019 and April 12, 2019, Ring Energy, Inc. (the “Company” or “Ring”) entered into a definitive purchase and sale agreement with Wishbone Energy Partners, LLC (“WEP”), Wishbone Texas Operating Company LLC and WB WaterWorks LLC (collectively, “Sellers”) to acquire oil and gas properties and assets in Gaines, Yoakum, Runnels and Coke Counties, Texas and Lea County, New Mexico, primarily on the Northwest Shelf (the “Acquisition”). On April 9, 2019, the Company completed the acquisition of oil and gas properties and assets for consideration, after customary purchase price adjustments, of approximately $264.1 million in cash and the issuance of 4,581,001 shares of common stock, of which 2,538,071 shares are being held in escrow to satisfy potential indemnification claims. The acquired properties consist of 49,754 gross (38,230 net) acres and include a 77% average working interest and a 58% average net revenue interest (the “Acquired Properties”).

This Current Report on Form 8-K/A provides the audited consolidated financial statements of WEP and the pro forma financial statements required by Item 9.01 of Form 8-K. This Current Report on Form 8-K/A should be read in connection with the Current Reports on Form 8-K filed on February 28, 2019 and April 12, 2019, which provide a more complete description of the Acquisition.

Section 9 – Financial Statements and Exhibits

(a)	Financial statements of business acquired.

The audited consolidated financial statements of WEP of and for the years ended December 31, 2018 and 2017, are included as Exhibit 99.1 to this Current Report on Form 8-K/A and are incorporated by reference into this Item 9.01(a).

(b)	Pro forma financial information.

The unaudited pro forma financial information as of March 31, 2019, for the year ended December 31, 2018 and for the three months ended March 31, 2019, is included as Exhibit 99.2 to this Current Report on Form 8-K/A and is incorporated by reference into this Item 9.01(b).

(d)	Exhibits.

The following exhibits are included with this report:

Exhibit No.	Description
23.1	Consent of Moss Adams LLP.
99.1	Audited consolidated balance sheets as of December 31, 2018 and 2017, consolidated statements of operations for the years ended December 31, 2018 and 2017, consolidated statements of members’ equity for the years ended December 31, 2018 and 2017, and consolidated statements of cash flows for the years ended December 31, 2018 and 2017, for WEP.
99.2	Unaudited pro forma financial information, including the unaudited pro forma condensed balance sheet as of March 31, 2019 and unaudited condensed statements of operations for the three months ended March 31, 2019 and for the year ended December 31, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ring Energy, Inc.

Date: 06/18/2019	By:	/s/ William R. Broaddrick
William R. Broaddrick
Chief Financial Officer

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